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                                                                    EXHIBIT (24)
                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of each of the Van Kampen American Capital Open End Trusts (individually, a "Trust") as indicated on
Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund being a Pennsylvania business trust, and being officers and directors of the Morgan Stanley Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: April 24, 1998

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

     Signature                                     Title
     ---------                                     -----
    /s/ Dennis J. McDonnell             President and Trustee/Director
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      Dennis J. McDonnell

    /s/ Edward C. Wood III              Vice President and Chief Financial Officer
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      Edward C. Wood III

     /s/ J. Miles Branagan              Trustee/Director
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       J. Miles Branagan

   /s/ Richard M. DeMartini             Trustee/Director
------------------------------
     Richard M. DeMartini

   /s/ Linda Hutton Heagy               Trustee/Director
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     Linda Hutton Heagy

     /s/ R. Craig Kennedy               Trustee/Director
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       R. Craig Kennedy

      /s/ Jack E. Nelson                Trustee/Director
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        Jack E. Nelson

      /s/ Don G. Powell                 Trustee/Director
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        Don G. Powell

    /s/ Phillip B. Rooney               Trustee/Director
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      Phillip B. Rooney

  /s/ Fernando Sisto, Sc.D.             Trustee/Director
------------------------------
    Fernando Sisto, Sc. D.

     /s/ Wayne W. Whalen                Trustee/Director and Chairman
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       Wayne W. Whalen

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